UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                      October 23, 2007

Willow Financial Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-49706	80-0034942
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

170 South Warner Road, Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code                                                              (610) 995-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  On October 23, 2007, certain amendments to each of the following agreements and plans were approved by the Board of Directors of Willow Financial Bancorp, Inc. (the “Company”) and/or Willow Financial Bank (the “Bank”), as applicable:

•                                          Amended and Restated Employment Agreement between Willow Financial Bancorp, Inc., Willow Financial Bank and Donna M. Coughey;

•                                          Amended and Restated Employment Agreement between Willow Financial Bancorp, Inc., Willow Financial Bank and Joseph T. Crowley;

•                                          Amended and Restated Employment Agreement between Willow Financial Bank and Ammon J. Baus;

•                                            Amended and Restated Employment Agreement between Willow Financial Bank and Matthew D. Kelly;

•                                            Amended and Restated Employment Agreement between Willow Financial Bank and G. Richard Bertolet;

•                                            Amended and Restated Change in Control Severance Agreement between Willow Financial Bank and Neelesh Kalani;

•                                            Willow Financial Bank Amended and Restated 2005 Executive Deferred Compensation Plan;

•                                            Willow Financial Bank Amended and Restated Directors 2005 Deferred Compensation Plan;

•                                            Willow Financial Bank Amended and Restated Non-Employee Directors’ Retirement Plan;

•                                            First Amendment to Supplemental Retirement Agreement for Frederick A. Marcell, Jr.;

•                                            Willow Financial Bancorp, Inc. Amended and Restated 2007 Supplemental Executive Retirement Plan (the “SERP”);

•                                            Willow Financial Bancorp, Inc. Amended and Restated 1999 Stock Option Plan;

•                                            Willow Financial Bancorp, Inc. Amended and Restated 2002 Stock Option Plan;

•                                            Amendment Number One to Chester Valley Bancorp, Inc. 1993 Stock Option Plan; and

•                                            Amendment Number One to Chester Valley Bancorp, Inc. 1997 Stock Option Plan.

The purpose of the amendments was to make changes necessary to ensure that such agreements and plans comply with the final regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the SERP, which was originally approved in 2006, was amended to change which employees are designated to participate in the SERP and to revise the amount of the annual credits to be made thereunder.

The foregoing description is qualified in its entirety by reference to the agreements and plans, copies of which are attached as Exhibits 10.1 through 10.15 to this Current Report on Form 8-K and incorporated herein by reference.

(f)                                    Not applicable.

Item 8.01                                             Other Events

On October 23, 2007, the Board of Directors of the Bank approved amendments to the following agreements to ensure compliance with the final regulations issued under Section 409A of the Code:

•	Amended and Restated Employment Agreement between Willow Financial Bank and Colin N. Maropis;

•	Amended and Restated Employment Agreement between Willow Financial Bank and Thomas Saunders;

•	Form of Amended and Restated Employment Agreement between Willow Financial Bank, BeneServ, Inc. and certain executives; and

•	Form of Amended and Restated Change in Control Severance Agreement between Willow Financial Bank and certain officers.

The foregoing description is qualified in its entirety by reference to the agreements or the forms of agreement, copies of which are attached as Exhibits 10.16 through 10.19 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits

The following exhibits are included herewith.

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement between Willow Financial Bancorp, Inc., Willow Financial Bank and Donna M. Coughey
10.2	Amended and Restated Employment Agreement between Willow Financial Bancorp, Inc., Willow Financial Bank and Joseph T. Crowley
10.3	Amended and Restated Employment Agreement between Willow Financial Bank and Ammon J. Baus
10.4	Amended and Restated Employment Agreement between Willow Financial Bank and Matthew D. Kelly
10.5	Amended and Restated Employment Agreement between Willow Financial Bank and G. Richard Bertolet
10.6	Amended and Restated Change in Control Severance Agreement between Willow Financial Bank and Neelesh Kalani
10.7	Willow Financial Bank Amended and Restated 2005 Executive Deferred Compensation Plan
10.8	Willow Financial Bank Amended and Restated Directors 2005 Deferred Compensation Plan
10.9	Willow Financial Bank Amended and Restated Non-Employee Directors’ Retirement Plan
10.10	First Amendment to Supplemental Retirement Agreement for Frederick A. Marcell, Jr.
10.11	Willow Financial Bancorp, Inc. Amended and Restated 2007 Supplemental Executive Retirement Plan
10.12	Willow Financial Bancorp, Inc. Amended and Restated 1999 Stock Option Plan
10.13	Willow Financial Bancorp, Inc. Amended and Restated 2002 Stock Option Plan
10.14	Amendment Number One to Chester Valley Bancorp, Inc. 1993 Stock Option Plan
10.15	Amendment Number One to Chester Valley Bancorp, Inc. 1997 Stock Option Plan
10.16	Amended and Restated Employment Agreement between Willow Financial Bank and Colin N. Maropis
10.17	Amended and Restated Employment Agreement between Willow Financial Bank and Thomas Saunders
10.18	Form of Amended and Restated Employment Agreement between Willow Financial Bank, BeneServ, Inc. and certain executives
10.19	Form of Amended and Restated Change in Control Severance Agreement between Willow Financial Bank and certain officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLOW FINANCIAL BANCORP, INC.

Date: October 29, 2007	By:	/s/ Joseph T. Crowley
Joseph T. Crowley
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement between Willow Financial Bancorp, Inc., Willow Financial Bank and Donna M. Coughey
10.2	Amended and Restated Employment Agreement between Willow Financial Bancorp, Inc., Willow Financial Bank and Joseph T. Crowley
10.3	Amended and Restated Employment Agreement between Willow Financial Bank and Ammon J. Baus
10.4	Amended and Restated Employment Agreement between Willow Financial Bank and Matthew D. Kelly
10.5	Amended and Restated Employment Agreement between Willow Financial Bank and G. Richard Bertolet
10.6	Amended and Restated Change in Control Severance Agreement between Willow Financial Bank and Neelesh Kalani
10.7	Willow Financial Bank Amended and Restated 2005 Executive Deferred Compensation Plan
10.8	Willow Financial Bank Amended and Restated Directors 2005 Deferred Compensation Plan
10.9	Willow Financial Bank Amended and Restated Non-Employee Directors’ Retirement Plan
10.10	First Amendment to Supplemental Retirement Agreement for Frederick A. Marcell, Jr.
10.11	Willow Financial Bancorp, Inc. Amended and Restated 2007 Supplemental Executive Retirement Plan
10.12	Willow Financial Bancorp, Inc. Amended and Restated 1999 Stock Option Plan
10.13	Willow Financial Bancorp, Inc. Amended and Restated 2002 Stock Option Plan
10.14	Amendment Number One to Chester Valley Bancorp, Inc. 1993 Stock Option Plan
10.15	Amendment Number One to Chester Valley Bancorp, Inc. 1997 Stock Option Plan
10.16	Amended and Restated Employment Agreement between Willow Financial Bank and Colin N. Maropis
10.17	Amended and Restated Employment Agreement between Willow Financial Bank and Thomas Saunders
10.18	Form of Amended and Restated Employment Agreement between Willow Financial Bank, BeneServ, Inc. and certain executives
10.19	Form of Amended and Restated Change in Control Severance Agreement between Willow Financial Bank and certain officers